UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2024

WORTHINGTON STEEL, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-41830	92-2632000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W. Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 840-3462

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On September 25, 2024, Worthington Steel, Inc. (“we,” “us,” “our,” “Company” and “registrant”) issued a news release (the “Financial News Release”) reporting results for the three months ended August 31, 2024 (the first quarter of fiscal 2025). A copy of the Financial News Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

We conducted a conference call on September 26, 2024, to discuss our unaudited financial results for the first quarter of fiscal 2025 and addressed certain matters related to our outlook for the second quarter of fiscal 2025. A copy of the transcript of the conference call is included herewith as Exhibit 99.2 and is incorporated herein by reference.

We have included both financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and non-GAAP financial measures in the Financial News Release and the conference call to provide investors with additional information that we believe allows for increased comparability of the performance of our ongoing operations from period to period. Please see the Financial News Release for further explanations of why we use the non-GAAP financial measures and the reconciliations to the most comparable GAAP financial measures.

The information contained in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or incorporate the information by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 25, 2024, the registrant held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on July 30, 2024, the record date for the Annual Meeting, there were a total of 50,391,154 common shares of the registrant outstanding and entitled to vote. At the Annual Meeting, the holders of 43,523,773 (in excess of 86%) of the registrant’s common shares were represented by proxy, constituting a quorum.

The results of the voting on the proposals presented to the shareholders at the Annual Meeting were as follows:

Proposal 1 — Election of Directors
	Votes For	Votes Against	Abstentions	Broker Non-Votes
Geoffrey G. Gilmore	39,352,120	427,998	32,837	3,710,818
Carl A. Nelson, Jr.	38,643,211	1,055,340	114,404	3,710,818
George P. Stoe	39,558,438	230,083	24,434	3,710,818

At the Annual Meeting, the shareholders of the registrant elected each of Mr. Gilmore, Mr. Nelson and Mr. Stoe as a director of the registrant for a three-year term, expiring at the Annual Meeting of Shareholders occurring in 2027.

Proposal 2 — Advisory Vote to Approve the Compensation of the NEOs

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,109,653	635,748	67,554	3,710,818

At the Annual Meeting, the shareholders of the registrant approved the advisory resolution to approve the compensation of the registrant’s named executive officers, as described in the registrant’s proxy statement for the Annual Meeting.

Proposal 3 — Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
37,300,759	45,255	2,424,811	42,130	3,710,818

At the Annual Meeting, the shareholders of the registrant selected the option of every one year to hold the advisory vote on the compensation of our named executive officers, as described in the registrant’s proxy statement for the Annual Meeting.

Proposal 4 — Ratification of the Selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions
43,414,345	61,072	48,356

At the Annual Meeting, the shareholders of the registrant ratified the selection of KPMG LLP as the registrant’s independent registered public accounting firm for the fiscal year ending May 31, 2025.

Item 7.01 Regulation FD Disclosure.

On September 30, 2024, we posted an investor presentation to the investor relations section of our website, under the events and presentation tab. A copy of the investor presentation is attached as Exhibit 99.4 to this Current Report on Form 8-K.

The information in this Item 7.01 to this Current Report on Form 8-K , including Exhibit 99.4 is furnished herewith, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On September 25, 2024, we issued a news release (the “Dividend Release”) reporting that our Board of Directors declared a quarterly cash dividend of $0.16 per common share. The dividend was declared on September 25, 2024, and is payable on December 27, 2024, to our shareholders of record at the close of business on December 13, 2024. A copy of the Dividend Release is filed herewith as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	News Release of Worthington Steel, Inc. issued on September 25, 2024 (Financial News Release)
99.2	Transcript of Worthington Steel, Inc. Earnings Conference Call for First Quarter of Fiscal 2025 held on September 26, 2024
99.3	News Release of Worthington Steel, Inc. issued on September 25, 2024 (Dividend Release)
99.4	Investor Presentation, dated September 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON STEEL, INC.

Date:	September 30, 2024	By:	/s/ Joseph Y. Heuer
Joseph Y. Heuer Vice President - General Counsel and Secretary